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                        METROPOLITAN SERIES FUND, INC.

                               JANUARY 23, 2001

                                  SUPPLEMENT
                                      To
                         PROSPECTUS DATED MAY 1, 2000

   This supplements the information contained in the prospectus for the Metropolitan Series Fund, Inc., dated May 1, 2000 ("Prospectus"). You should keep this January 23, 2001 Supplement to the Prospectus for future reference.

   The paragraph of the Prospectus describing the Portfolio Management of the
T. Rowe Price Small Cap Growth Portfolio located under the heading About The Investment Managers will be replaced with the following:

     T. Rowe Price Small Cap Growth Portfolio:

       The Portfolio is managed by an Investment Advisory Committee. Paul
    W. Wojcik, Committee Chairman, has had day-to-day responsibility for management of the Portfolio since his election as Chairman in 2000 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Wojcik has served as a member of the Committee since the Portfolio's inception. He joined T. Rowe Price in 1996 and has been responsible for the development of systematic research and trading tools. Prior to joining T. Rowe Price he was a Senior Programmer/Analyst at Fidelity Investments.

                      Metropolitan Life Insurance Company
                              One Madison Avenue
                              New York, NY 10010




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